 T. ROWE PRICE
------------------------------------------------------------------------------
 Tax-Free Funds, Inc.
      Tax-Exempt Money Fund
      Tax-Free Short-Intermediate Fund
      Tax-Free Insured Intermediate Bond Fund
      Tax-Free Income Fund
      Tax-Free High Yield Fund

 Supplement to prospectus dated July 1, 1998
------------------------------------------------------------------------------

The first paragraph under Tax Information on page 18 of the prospectus states in error that each fund's regular monthly dividends are expected to be exempt from federal and state and local (if any) income taxes. The reference to "state and local (if any) income taxes" was inserted in error. As noted throughout the Fund, Market, and Risk Characteristics section (pp. 8-15), the fund's regular dividends are expected to be exempt from federal income taxes only. Effective July 17, 1998, the Tax Information paragraphs on page 18 of the prospectus are revised as follows:

 Tax Information


   o You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

------------------------------------------------------------------------------
 The date of this supplement is July 17, 1998.
------------------------------------------------------------------------------

                                                             C03-041 7/17/98